Item 1: Report to Shareholders

New York Tax-Free Bond Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds produced positive returns that matched those of their taxable bond counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues. The New York Tax-Free Money Fund recorded a small gain that reflected improved yields resulting from rising official short-term interest rates. The New York Tax-Free Bond Fund moved higher, as many of its holdings performed well in response to declining longer-term interest rates and the state’s improving fiscal situation.

MARKET ENVIRONMENT

Despite surging oil prices, the United States’ economy grew at a healthy clip with little inflation during the last six months. Annualized gross domestic product growth remained above 3%. The housing market continued its robust performance. Job growth strengthened, and the nation’s unemployment rate gradually declined to about 5%. With core inflation benign, the Federal Reserve persisted in its policy of gradually raising the federal funds target rate to a less accommodative level. Since the end of February and in four quarter-point increments, the central bank has lifted the target rate from 2.50% to 3.50%.

Municipal money market and shorter-term bond yields rose in tandem with the fed funds rate during the last six months, as shown in the accompanying graph. Long-term rates edged lower, resulting in a flatter municipal yield curve and in long-term municipal securities outperforming shorter-term issues on a total return basis. The taxable bond market experienced the same trends. In an unusual turn, the six-month return for tax-free and taxable bonds was the same, with the Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returning 2.85%.

Tobacco bonds were top performers, as yields on these issues fell to their lowest levels on record. Overall, BBB and lower-rated bond returns performed notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

New municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. For the most part, state income tax receipts are running greater than expected, bolstering state finances and strengthening the general obligation sector. Given the low nominal interest rates, individual investor demand for municipals remains lukewarm, but institutional demand, particularly from hedge funds and other nontraditional municipal securities buyers, has picked up the slack. As a result, tax-free issues are in high demand, despite high supply and low yields.

NEW YORK MARKET NEWS

New York’s economy continues its slow-but-steady recovery, with the Bureau of Labor Statistics reporting that unemployment dropped to an estimated 5.2% for July 2005 compared to an annual rate of 5.8% for 2004. Personal income tax collections, representing more than one-third of the state’s general fund revenues, have been better than projected. Although the state is reaping the benefits of New York City’s strong economic and financial performance, many upstate cities continue to struggle as their population and businesses move away.

In an uncharacteristic move, New York legislators enacted the fiscal year 2006 annual budget before the start of the state’s fiscal year on April 1, marking the first time in 21 years the state had its budget in place on time. Audited results for fiscal year 2005, which closed on March 31, are not yet available, but the Department of Budget estimates New York ended fiscal year 2005 with a surplus, allowing the creation of a new $600 million “fiscal stability reserve” and bringing the state’s total reserves to about $1.5 billion.

New York’s total outstanding debt has grown to $49.9 billion, an increase of more than 225%, since 1990, according to Moody’s Investors Service’s 2005 State Debt Medians. Much of the recent surge in debt issuance has been “back door” borrowing that avoids voter approval. In 1985, voters approved 40% of the state’s debt. By contrast, in 2004, voters only approved 8% of New York’s debt. Governor Pataki and State Comptroller Alan G. Hevesi have called for a new state constitutional amendment to close loopholes and limit state borrowing that does not have voter approval.

The majority of New York’s current debt is “appropriation-backed”—meaning debt service on such obligations is appropriated annually, but the legislature has no legal obligation to continue to make such appropriations. Moody’s currently rates the state’s general obligation debt A1, Standard & Poor’s AA, and Fitch AA-. Moody’s rating carries a “positive” outlook, indicating that the agency is more likely than not to upgrade the credit during the next 18 months.

The rating agencies remain concerned about a school funding court case wending its way through the legal process. A judge has ordered the state to provide New York City schools with an additional $5.6 billion in annual funding and $9.2 billion for infrastructure and capital improvement projects. The state is appealing the decision, but if it is upheld, the state government will be responsible for providing billions of dollars in additional aid and will have to identify a recurring revenue source to generate this extra school funding.

New York City’s economy, heavily dependent on Wall Street and the financial services industry, remains healthy. An incredibly strong real estate market has increased property values and increased the city’s assessable tax base. Since most new assessments are phased in over five years, these higher property values should provide a positive contribution to the city’s finances for the next few years. City officials, however, have warned that they do not expect the local real estate boom to continue at its current pace. New York City is currently rated A1 by Moody’s, A+ by S&P, and A+ by Fitch.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund

Your fund returned 0.92% for the last six months and 1.46% for the one-year period ended August 31, 2005, surpassing its Lipper benchmark for both periods as shown in the table.

PERFORMANCE COMPARISON

Periods Ended 8/31/05	6 Months	12 Months
New York Tax-Free
Money Fund	0.92%	1.46%
Lipper New York Tax-Exempt
Money Market Funds Average	0.89	1.41

Money fund investors continue to benefit from rising yields that are responding to the Federal Reserve’s tightening. Since our February report, the fund’s seven-day simple yield has moved up 64 basis points (0.64%) to 1.95%. We expect fund yields to continue rising until the Fed signals an end to this round of interest rate increases.

While the money market yield curve pushes higher with each Fed rate increase, recent market action suggests we may be closing in on the Fed’s target rate. Most notably, the money market curve is flatter than it was at our report six months ago. The one-year London Interbank Offered Rate (Libor), a benchmark for short-term taxable interest rates, is up 67 basis points, yielding 4.24%. However, its current spread relative to the overnight funds rate is narrower—about 65 basis points compared to 110 basis points in February, suggesting the market thinks rates won’t go much higher.

PORTFOLIO CHARACTERISTICS

Periods Ended	2/28/05	8/31/05
Price Per Share	$1.00	$1.00
Dividends Per Share
For 6 months	0.005	0.009
For 12 months	0.008	0.015
Dividend Yield (7-Day Simple)*	1.31%	1.95%
Weighted Average Maturity (days)	23	42
* Dividends earned for the last seven days of each period are annualized and divided by the fund’s net asset value at the
end of the period.
Note: A money fund’s yield more closely reflects its current earnings than does the total return.

Short-term municipal rates are also higher, but the favorable yield relationship of tax-free versus taxable money markets of the past year has begun to disappear. Municipal overnight and seven-day variable rates were yielding on average about 2.35% and were about 75 basis points higher than they were six months ago. One-year note yields increased 55 basis points during the same period and reached 2.95% at the end of August.

For much of the past six months, the fund’s investment strategy mirrored our belief that yields on most longer-dated maturities did not fully reflect the impact of further Fed tightening. In March and April, we sought to overweight our investments in the yield curve’s short end. May presented us with the opportunity to lock in attractive yields in slightly longer maturities (out to about 90 days), allowing us to avoid the seasonal volatility in variable rates normally associated with June and July. In August, one-year notes briefly traded at yields that priced in our rate expectations, and we took advantage of the opportunity and augmented our position.

PORTFOLIO DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Electric Revenue	10.4%	16.9%
General Obligation–Local	10.1	15.0
Housing Finance Revenue	14.0	14.8
Educational Revenue	9.8	11.2
Ground Transportation Revenue	12.6	9.8
Water and Sewer Revenue	10.9	9.3
Air and Sea Transportation Revenue	6.0	8.8
Lease Revenue	6.7	7.7
Other Assets	19.5	6.5
Total	100.0%	100.0%

The near-term outlook for interest rates has become much less certain due to Hurricane Katrina and its potential impact on the economy. The brief runup in yields we saw in August has since reversed itself. We find ourselves leery of extending the fund’s maturity further in the near term, choosing instead to let the economic picture clear somewhat over the next few months.

New York Tax-Free Bond Fund

Your fund returned 2.88% for the last six months and 5.18% for the one-year period ended August 31, 2005, outpacing the six-month return of 2.65% and the one-year return of 4.96% for its Lipper peer group average. Returns reflect a dividend of $0.23 per share and price appreciation of $0.09 a share for the past six months.

PERFORMANCE COMPARISON

Periods Ended 8/31/05	6 Months	12 Months
New York Tax-Free Bond Fund	2.88%	5.18%
Lipper New York Municipal
Debt Funds Average	2.65	4.96

The fund’s long-term record relative to its competitors remains generally favorable. Its average annual returns for the 3-, 5-, and 10-year period ended June 30, 2005, were 5.46%, 6.55%, and 6.00%, respectively, versus 5.13%, 6.18%, and 5.53% for its Lipper peer group average. Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 56 out of 107, 30 out of 96, 23 out of 89, and 15 out of 62 funds for the 1-, 3-, 5-, and 10-year periods, ending June 30, 2005. Returns will vary for other periods. Past performance cannot guarantee future results.

PORTFOLIO CHARACTERISTICS

Periods Ended	2/28/05	8/31/05
Price Per Share	$11.40	$11.49
Dividends Per Share
For 6 months	0.24	0.23
For 12 months	0.47	0.47
30-Day Dividend Yield *	4.01%	4.12%
30-Day Standardized Yield
to Maturity	3.11	3.37
Weighted Average Maturity (years)	13.9	14.7
Weighted Average Effective
Duration (years)	5.1	5.1
* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at
the end of the period.

Overall, the fund’s structure remained defensive but less so than it was six months ago, reflecting the rising interest rate environment and our expectation that rates will climb for the remainder of the year. We slightly increased its weighted average maturity (WAM) to 14.7 years, or more than a half year longer than the WAM six months ago. The fund’s effective duration, a measure of interest rate sensitivity, remained unchanged at 5.1 years and reflects our preference for a slightly defensive interest rate posture. The fund’s weighted average quality remained high. Nearly half of the fund’s holdings carried AAA ratings, and more than 85% were rated A or better. Recent additions—mainly premium bonds trading to 10-year calls—were defensive and of shorter duration.

Since our last report, the fund’s lower-rated credits performed well thanks to their incremental yield. Strong demand also helped to push valuations higher. Our lower-rated hospital and life care credits were top performers. The industrial development/pollution control revenue sector also posted solid results, mostly due to tobacco and airline-backed bonds. However, with higher energy prices generating heavy losses among the airlines and a heavy round of reissued tobacco bonds at the end of the period, interest in these two industries began to wane. Based on our negative outlook, we remain underweight in airline and tobacco issues.

PORTFOLIO DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Prerefunded Bonds	13.3%	16.1%
Lease Revenue	12.5	12.1
General Obligation–Local	11.5	11.0
Educational Revenue	9.0	10.0
Dedicated Tax Revenue	11.9	9.8
Hospital Revenue	8.0	7.3
Water and Sewer Revenue	5.9	6.7
Ground Transportation Revenue	6.4	5.5
Other Assets and Reserves	21.5	21.5
Total	100.0%	100.0%

Longer maturities outperformed the general market and were positive contributors to the fund’s performance. Bonds with maturities of less than seven years were laggards. With the Fed continuing to raise the fed funds target rate, we have maintained an underweight position in the shorter maturities and overweight in the 15- to 30-year segment of the yield curve relative to the fund’s benchmark. This positioning helped the fund’s performance. In the coming months, we will look opportunistically for value along the yield curve and to periodically enhance yield with attractively priced lower-rated credits.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated annually by the state, although the state has no legal obligation to continue to make such appropriations.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

New York Tax-Free Money Fund	1.46%	1.36%	2.17%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

New York Tax-Free Bond Fund	5.18%	6.04%	5.86%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW YORK TAX-FREE MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,009.20	$2.79
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.43	2.80
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,028.80	$2.81
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.43	2.80
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
Periods Ended 6/30/05	Simple Yield	1 Year	5 Years	10 Years

New York Tax-Free Money Fund	1.92%	1.24%	1.41%	2.19%
New York Tax-Free Bond Fund	–	7.54	6.55	6.00

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the share-
holder may pay on fund distributions or the redemption of fund shares. A money fund’s yield more closely represents its current earnings than does the total return.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$11.40	$11.63	$11.43	$11.12	$10.96	$10.20

Investment activities
Net investment
income (loss)	0.24	0.47	0.47	0.50	0.52	0.53
Net realized and
unrealized gain (loss)	0.08	(0.23)	0.20	0.31	0.15	0.76

Total from
investment activities	0.32	0.24	0.67	0.81	0.67	1.29

Distributions
Net investment income	(0.23)	(0.47)	(0.47)	(0.50)	(0.51)	(0.53)

NET ASSET VALUE
End of period	$11.49	$11.40	$11.63	$11.43	$11.12	$10.96

Ratios/Supplemental Data
Total return^	2.88%	2.14%	6.05%	7.48%	6.27%	12.98%

Ratio of total expenses to
average net assets	0.55%†	0.55%	0.55%	0.55%	0.56%	0.56%

Ratio of net investment
income (loss) to average
net assets	4.10%†	4.14%	4.19%	4.47%	4.68%	5.03%

Portfolio turnover rate	29.9%†	29.3%	28.7%	30.0%	33.5%	36.1%

Net assets, end of period
(in thousands)	$ 250,863	$ 243,376	$ 246,936	$ 231,325	$ 219,004	$ 205,462

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

NEW YORK 96.7%

Albany IDA
Albany College of Pharmacy, 5.625%, 12/1/34	225	239
Charitable Leadership Foundation, 5.75%, 7/1/26	2,000	2,093
Albany Parking Auth.
5.125%, 7/15/11	430	456
5.25%, 10/15/12	595	636
5.625%, 7/15/25	750	808
Allegany County IDA, BP, VRDN (Currently 2.41%) #	300	300
Dormitory Auth. of the State of New York
5.125%, 7/1/25 (Prerefunded 7/1/10†) (FGIC Insured)	1,500	1,634
5.25%, 7/1/31 (Prerefunded 7/1/11†)	2,240	2,484
5.375%, 7/1/23 (Prerefunded 7/1/12†)	1,000	1,125
Augustana Lutheran Home, 5.50%, 8/1/20 (MBIA Insured)	890	976
Catholic Health Services, 5.10%, 7/1/34	2,000	2,064
Columbia Univ.
5.00%, 7/1/22	2,500	2,633
5.00%, 7/1/24	1,000	1,071
Cornell Univ., VRDN (Currently 2.32%)	1,400	1,400
Maimonides Medical Center, 5.75%, 8/1/35
(MBIA Insured)	1,500	1,546
Memorial Sloan-Kettering, 5.00%, 7/1/34	2,815	2,949
Mount Sinai NYU Health Center
5.50%, 7/1/26	475	485
6.00%, 7/1/13	1,700	1,770
New York Medical College, 5.25%, 7/1/12 (MBIA Insured)	2,110	2,249
New York Methodist Hosp., 5.25%, 7/1/24	1,500	1,611
New York State, VRDN (Currently 2.52%) (FGIC Insured)	1,295	1,295
Nyack Hosp., 6.00%, 7/1/06	450	453
Rockefeller Univ., 5.00%, 7/1/32	2,000	2,109
St. John's Univ., 5.25%, 7/1/25 (MBIA Insured)	2,500	2,721
State Personal Income Tax Ed., 5.375%, 3/15/22
(Prerefunded 3/15/13†)	1,550	1,753
State Univ., 7.50%, 5/15/11	1,580	1,810
State Univ., 7.50%, 5/15/11 (Prerefunded 5/15/05†)	775	906
Univ. of Rochester, STEP, Zero Coupon, 7/1/15
(MBIA Insured)	1,470	1,262
Westchester County
5.25%, 8/1/15	2,000	2,148
5.25%, 8/1/16	4,250	4,562
Yeshiva Univ.
5.00%, 7/1/26 (AMBAC Insured)	1,200	1,259
5.375%, 7/1/17 (AMBAC Insured)	900	993
Dutchess County IDA
Bard College, 5.75%, 8/1/30	1,750	1,893
Vasser College, 5.35%, 9/1/40	1,000	1,088
Essex County IDA, PCR, International Paper, 5.70%, 7/1/16 #	1,850	2,013
Huntington Housing Auth., Gurwin Jewish Senior Home
6.00%, 5/1/39	750	753
Islip Recovery Agency, 5.75%, 7/1/23 (FSA Insured) #	250	281
Long Island Power Auth.
Zero Coupon, 6/1/21 (FSA Insured)	2,000	1,047
5.00%, 12/1/05	1,500	1,508
5.125%, 12/1/22 (FSA Insured)	1,500	1,585
5.50%, 12/1/06 (AMBAC Insured)	3,525	3,638
Madison County IDA, Colgate Univ., 5.00%, 7/1/33	1,000	1,049
Metropolitan Transportation Auth.
4.75%, 7/1/16 (Prerefunded 1/1/12†) (FSA Insured)	535	580
4.75%, 7/1/16 (Prerefunded 7/1/12†) (FSA Insured)	1,215	1,321
5.00%, 7/1/25 (FGIC Insured)	2,000	2,142
5.125%, 11/15/31	2,250	2,411
5.25%, 11/15/25 (FGIC Insured)	4,920	5,375
Monroe County, GO, Public Improvement
5.00%, 3/1/17 (FGIC Insured)	1,000	1,084
5.00%, 3/1/18 (FGIC Insured)	615	666
5.00%, 3/1/18 (Prerefunded 3/1/12†) (FGIC Insured)	2,590	2,846
Mount Sinai Union Free School Dist., GO, Suffolk
6.20%, 2/15/17 (AMBAC Insured)	1,025	1,258
6.20%, 2/15/18 (AMBAC Insured)	515	636
Nassau County, 7.00%, 3/1/13 (Prerefunded 3/1/10†)
(FSA Insured)	3,500	4,053
Nassau County, GO, 6.00%, 7/1/08 (FGIC Insured)	1,360	1,466
New York City, GO
VRDN (Currently 2.25%)	500	500
5.00%, 8/1/06	875	892
5.00%, 11/1/12	2,000	2,174
5.00%, 6/1/21	1,000	1,069
5.00%, 8/1/21	2,500	2,675
5.00%, 4/1/26	3,000	3,178
5.25%, 8/1/14	3,305	3,641
5.75%, 10/15/13 (Prerefunded 10/15/07†)	1,105	1,181
5.875%, 3/15/12 (Prerefunded 3/15/06†)	2,000	2,063
6.00%, 8/1/12	30	31
6.00%, 8/1/12 (Prerefunded 8/1/06†)	970	1,013
6.25%, 8/1/09	890	928
6.25%, 8/1/09 (Prerefunded 8/1/06†)	360	377
New York City Health & Hosp. Corp.
5.50%, 2/15/19 (FSA Insured)	1,500	1,667
New York City Housing Dev. Corp.
HUD Capital Funding Program
5.00%, 7/1/19 (FGIC Insured)	2,000	2,183
5.00%, 7/1/25 (FGIC Insured)	3,000	3,234
New York City IDA
Ethical Culture School, 5.00%, 6/1/35 (XLCA Insured)	2,000	2,147
New York Univ., 5.375%, 7/1/18 (AMBAC Insured)	1,275	1,404
New York City IDA, IDRB
IAC / InterActive Corp., 5.00%, 9/1/35	1,500	1,537
JFK Airport, 5.50%, 7/1/28 #	2,500	2,542
New York City Municipal Water Fin. Auth.
5.00%, 6/15/29	5,000	5,243
5.00%, 6/15/34	1,500	1,577
5.00%, 6/15/36 (FSA Insured)	2,500	2,656
5.875%, 6/15/26	3,405	3,515
5.875%, 6/15/26 (Prerefunded 6/15/06†)	595	615
New York City Transitional Fin. Auth.
VRDN (Currently 2.28%)	1,600	1,600
VRDN (Currently 2.32%)	300	300
5.00%, 11/1/18	3,000	3,284
5.00%, 8/1/24	1,625	1,722
6.00%, 8/15/15 (Prerefunded 8/15/09†)
(FGIC Insured)	1,000	1,119
New York State Energy Research & Dev. Auth.
Consolidated Edison, VRDN (Currently 2.34%) #	1,500	1,500
New York State Environmental Fac., Clean Water & Drinking
5.25%, 11/15/20	2,000	2,201
New York State Environmental Fac. PCR
5.75%, 5/15/11 (Escrowed to Maturity)	605	695
5.75%, 6/15/12 (Escrowed to Maturity)	300	345
Municipal Water Fin. Auth., 5.75%, 6/15/11	95	108
Waste Management, 4.45%, 7/1/17 (Tender 7/1/09) #	2,500	2,549
New York State Housing Fin. Agency, 8.00%, 5/1/11
(Escrowed to Maturity)	1,000	1,171
New York State Local Gov't. Assistance, 6.00%, 4/1/14	3,310	3,876
New York State Mortgage Agency
Single Family
5.70%, 10/1/17 #	2,120	2,187
5.80%, 10/1/20 #	1,000	1,052
5.85%, 10/1/18 #	565	597
5.95%, 4/1/30 #	910	952
New York State Power Auth., 5.00%, 11/15/08	1,500	1,589
New York State Thruway Auth., Highway & Bridge
5.00%, 4/1/17 (FGIC Insured) (Prerefunded 4/1/09†)	5,000	5,386
5.00%, 4/1/21 (AMBAC Insured)	4,000	4,360
5.50%, 4/1/17 (FGIC Insured) (Prerefunded 4/1/11†)	2,495	2,811
5.50%, 4/1/18 (Prerefunded 4/1/10†) (FGIC Insured)	1,000	1,110
New York State Urban Dev. Corp., Corrections Fac.
6.00%, 1/1/15 (Prerefunded 1/1/09†) (AMBAC Insured)	4,000	4,419
Niagara County, GO
5.25%, 8/15/14 (MBIA Insured)	435	491
5.25%, 8/15/15 (MBIA Insured)	335	380
Niagara County IDA, American Ref-Fuel, 5.55%, 11/15/24
(Tender 11/15/13) #	1,500	1,616
Niagra Falls City School Dist., COP, 5.00%, 6/15/20
(FSA Insured)	3,320	3,592
Nyack Union Free School Dist., GO, 5.25%, 12/15/15
(FGIC Insured)	550	625
Oneida County IDA
St. Elizabeth Medical Center
5.50%, 12/1/10	430	439
5.625%, 12/1/09	1,000	1,023
5.75%, 12/1/19	1,600	1,649
Port Auth. of New York & New Jersey
5.00%, 12/15/21 (AMBAC Insured) #	1,500	1,585
5.00%, 7/15/24 (FSA Insured) #	2,000	2,124
5.875%, 9/15/15 (FGIC Insured) #	2,000	2,076
6.125%, 6/1/94	1,000	1,224
Rochester, GO
5.00%, 2/15/20 (MBIA Insured)	110	124
5.00%, 2/15/21 (MBIA Insured)	110	124
Suffolk County, 5.75%, 4/15/14 (AMBAC Insured)	4,510	4,966
Suffolk County IDA
Gurwin Jewish Senior Home, 6.70%, 5/1/39	1,000	1,065
Huntington Hosp.
5.875%, 11/1/32	2,000	2,134
6.00%, 11/1/22	2,000	2,177
Jeffersons Ferry, 7.20%, 11/1/19	2,000	2,183
Suffolk County Water Auth., 5.125%, 6/1/26 (FGIC Insured)	1,350	1,450
Tobacco Settlement Fin. Corp.
5.00%, 6/1/08	1,250	1,311
5.25%, 6/1/13	1,810	1,912
5.25%, 6/1/21 (AMBAC Insured)	1,000	1,096
Tompkins County IDA, Cornell Univ., 5.75%, 7/1/30
(Prerefunded 7/1/10†)	2,000	2,251
Triborough Bridge & Tunnel Auth.
VRDN (Currently 2.45%)	1,000	1,000
5.00%, 1/1/20 (Escrowed to Maturity)	2,060	2,313
5.00%, 11/15/28 (AMBAC Insured)	3,000	3,188
5.125%, 11/15/29	4,900	5,302
United Nations Dev. Corp., 5.25%, 7/1/25	1,000	1,039
Westchester County Health Care Corp., GO, 5.375%, 11/1/30	3,000	3,237
Westchester County IDA
6.00%, 7/1/08 (AMBAC Insured) #	730	784
Hebrew Hosptial, 7.375%, 7/15/30	1,250	1,352
Kendal Hudson, 6.50%, 1/1/34	1,000	1,077
Winward School, 5.25%, 10/1/31 (RAA Insured)	1,500	1,582
Yonkers, GO, 5.00%, 8/1/25 (MBIA Insured)	2,300	2,479
Total New York (Cost $227,224)		242,438

PUERTO RICO 3.7%

Puerto Rico Highway & Transportation Auth.
5.00%, 7/1/36	1,000	1,060
5.50%, 7/1/18	2,000	2,068
Puerto Rico Infrastructure Fin. Auth., Excise Tax
Zero Coupon, 7/1/30 (FGIC Insured)	2,950	976
Puerto Rico Public Fin. Corp.
5.25%, 8/1/29 (Tender 2/1/12) (MBIA Insured)	3,025	3,333
5.50%, 8/1/29	380	412
5.50%, 8/1/29 (Prerefunded 2/1/12†)	1,120	1,256
The Children's Trust Fund, Tobacco Settlement
Zero Coupon, 5/15/50	2,000	128
Total Puerto Rico (Cost $8,664)		9,233

U. S. VIRGIN ISLANDS 0.3%

Virgin Islands PFA
Hovensa Refinery
5.875%, 7/1/22 #	250	272
6.125%, 7/1/22 #	500	553
Total U. S. Virgin Islands (Cost $750)		825

Total Investments in Securities
100.7% of Net Assets (Cost $236,638)		$ 252,496

(1)	Denominated in U.S. dollars unless other-	MBIA	MBIA Insurance Corp.
	wise noted	PCR	Pollution Control Revenue
#	Interest subject to alternative minimum tax	PFA	Public Finance Authority
†	Used in determining portfolio maturity	RAA	Radian Asset Assurance Inc.
AMBAC	AMBAC Assurance Corp.	STEP	Stepped coupon bond for which the
COP	Certificates of Participation		coupon rate of interest will adjust on speci-
FGIC	Financial Guaranty Insurance Company		fied future date(s)
FSA	Financial Security Assurance Inc.	VRDN	Variable-Rate Demand Note; rate shown is
GO	General Obligation		effective rate at period-end
IDA	Industrial Development Authority/Agency	XLCA	XL Capital Assurance Inc.
IDRB	Industrial Development Revenue Bond

The accompanying notes are an integral part of these financial statements.

Unaudited
STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value (cost $236,638)	$252,496
Cash	59
Interest receivable	2,962
Receivable for shares sold	27
Other assets	5

Total assets	255,549

Liabilities
Investment management fees payable	86
Payable for investment securities purchased	4,301
Payable for shares redeemed	59
Due to affiliates	14
Other liabilities	226

Total liabilities	4,686

NET ASSETS	$250,863

Net Assets Consist of:
Undistributed net investment income (loss)	$324
Undistributed net realized gain (loss)	(153)
Net unrealized gain (loss)	15,858
Paid-in-capital applicable to 21,833,338 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	234,834

NET ASSETS	$250,863

NET ASSET VALUE PER SHARE	$11.49

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$5,766

Expenses
Investment management	510
Shareholder servicing	72
Custody and accounting	58
Prospectus and shareholder reports	18
Legal and audit	9
Registration	5
Trustees	3
Proxy and annual meeting	1
Miscellaneous	4

Total expenses	680
Expenses paid indirectly	(1)

Net expenses	679

Net investment income (loss)	5,087

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	204
Futures	(35)

Net realized gain (loss)	169
Change in net unrealized gain (loss) on securities	1,671

Net realized and unrealized gain (loss)	1,840

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$6,927

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,087	$9,836
Net realized gain (loss)	169	(153)
Change in net unrealized gain (loss)	1,671	(4,930)

Increase (decrease) in net assets from operations	6,927	4,753

Distributions to shareholders
Net investment income	(5,056)	(9,778)

Capital share transactions *
Shares sold	16,864	36,442
Distributions reinvested	3,831	7,382
Shares redeemed	(15,079)	(42,359)

Increase (decrease) in net assets from capital
share transactions	5,616	1,465

Net Assets
Increase (decrease) during period	7,487	(3,560)
Beginning of period	243,376	246,936

End of period	$250,863	$243,376

(Including undistributed net investment income
of $324 at 8/31/05 and $293 at 2/28/05)

*Share information
Shares sold	1,479	3,202
Distributions reinvested	335	651
Shares redeemed	(1,323)	(3,742)

Increase (decrease) in shares outstanding	491	111

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, New York state, and New York City income taxes, by investing primarily in investment-grade New York municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $46,182,000 and $35,414,000, respectively, for the six months ended August 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

At August 31, 2005, the cost of investments for federal income tax purposes was $236,367,000. Net unrealized gain aggregated $16,129,000 at period-end, of which $16,151,000 related to appreciated investments and $22,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $53,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005